UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 12, 2025

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong Province 262700

The People’s Republic of China

(Address of principal executive offices and zip code)

+86 (536) 567 0008

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2025, Gulf Resources, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.	Election of Directors

All of the following seven nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Xiaobin Liu	6,133,499	—	962,032	3,064,852
Yibo Yang	6,117,342	—	978,189	3,064,852
Naihui Miao	6,134,303	—	961,228	3,064,852
Dongshan Wang	6,012,402	—	1,083,129	3,064,852
Shengwei Ma	6,135,302	—	960,229	3,064,852
Shitong Jiang	6,135,301	—	960,230	3,064,852
Qiang Liu	6,135,323	—	960,208	3,064,852

2.	Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of GGF CPA LTD. as the independent auditors of the Company for the fiscal year ended December 31, 2025, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
8,238,611	1,920,625	1,147	—

3.	Approval for a Reverse Split of the Company’s Common Stock

Stockholders approved the reverse split of the Company’s Common Stock, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
7,981,164	2,142,002	37,217	—

4.	Approval for the Gulf Resources Inc. 2025 Stock Incentive Plan

Stockholders approved the Gulf Resources Inc. 2025 Stock Incentive Plan, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,957,104	1,100,457	37,970	3,064,852

5.	Advisory vote to approve the compensation paid to the Company’s named executive officers

Stockholders approved the compensation paid to the Company’s named executive officers, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,111,964	981,037	2,530	3,064,852

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: September 12, 2025